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                                                                   EXHIBIT 10.12

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated February 25, 2002, is made among HORNBECK OFFSHORE SERVICES, LLC, a Delaware limited liability company ("HOS"); LEEVAC MARINE, LLC, a Louisiana limited liability company ("LM"; HOS and LM are sometimes referred to herein collectively as the "Borrowers" and individually as a "Borrower"); HIBERNIA NATIONAL BANK, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"); and the lenders listed on the signature pages hereof (the "Banks"), which agree as follows:

                              W I T N E S S E T H:

      WHEREAS, Borrowers, Banks and Agent are party to that certain Credit Agreement dated as of December 31, 2001 (the "Original Credit Agreement"; the Original Credit Agreement, as amended hereby, is hereinafter referred to as the "Credit Agreement") pursuant to which the Banks agreed to lend money to Borrowers upon and subject to the terms and conditions thereof;

      WHEREAS, capitalized terms used herein without definition shall have the respective meanings given them in the Original Credit Agreement;

      WHEREAS, Borrowers, Banks and Agent desire to amend the Original Credit Agreement as set forth herein, subject to the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Banks and Agent hereby agree as follows:

      1.    The Original Credit Agreement is hereby amended as follows:

            (a) Section 5.17 is hereby amended by inserting the following sentence at the end of such section:

                  "In addition, if the Required Banks from time to time are not satisfied with the underlying contract(s) for or in connection with the employment or engagement of a Vessel, then the Required Banks shall be entitled to require that such Vessel (and related assets) be substituted with another vessel (and related assets) of the Required Banks' choosing and satisfaction, not otherwise subject to a Permitted Lien, in which event the preceding requirements of this Section 5.17 in connection with the placement of additional Collateral shall be applicable."

            (b) (i) Subsection 8.01(r) is amended by deleting the period at the conclusion thereof and substituting therefor "; or".

                  (ii) There is added the following new subsection 8.01(s) immediately following subsection 8.01(r):

                        "(s) Contract Payments. Either Borrower accepts,
                  solicits or retains, or any third party on behalf of a Borrower accepts, solicits or retains, any amounts
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                  under Vessel charters (including without limitation contracts of affreightment) more than one (1) month in advance of when such amounts are to become due."

      2. The Original Credit Agreement shall be deemed amended to the extent necessary to give effect to the foregoing. Except as amended hereby, the Original Credit Agreement shall remain in full force and effect.

      3. As conditions precedent to the execution and delivery by Agent and Banks of this Amendment, (i) all representations and warranties set forth in the Credit Agreement shall be true and correct as of the date hereof (other than those representations and warranties that are, by their specific items, limited in application to a specific date), (ii) Borrowers shall have paid or caused to be paid all costs and expenses incurred by Agent and Banks, or otherwise agreed by Borrowers to be paid, through the date hereof, (iii) Borrowers shall have paid the fees required to be paid through the date hereof, and (iv) Agent and Banks shall have received the following, all of which shall be in form and substance satisfactory to the Agent and in sufficient counterparts:

            (A) Duly executed counterparts of this Amendment signed by all parties hereto.

      4. By its consent to this Amendment, Guarantor specifically reaffirms, confirms and acknowledges Guarantor's indebtedness, liabilities and obligations to Agent and Banks under and in connection with the Guaranty.

      5. (a) Borrowers represent and warrant to Agent and Banks that no Default or Event of Default exists under the Credit Agreement.

            (b) Borrowers acknowledge and agree in favor of Agent and Banks that notwithstanding their representation and warranty set forth in the immediately preceding subsection (a), to the extent that there is any Default or Event of Default under the Credit Agreement, the execution and delivery (and acceptance) of this Amendment by Agent and Banks shall not constitute or be deemed to constitute in any respect a waiver of any such Default or Event of Default.

            (c) Borrowers and, by its consent to this Amendment, Guarantor acknowledge, agree, confirm, declare, represent and warrant to Agent and Banks that all of their respective representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on the date hereof (other than those representations and warranties that are, by their specific terms, limited in application to a specific date).

      6. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana.

      7. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.


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      IN WITNESS WHEREOF, Borrowers, Banks and Agent have executed and delivered this Amendment on the date first above written.

                                         HORNBECK OFFSHORE SERVICES, LLC

                                         By: /s/ CHRISTIAN G. VACCARI
                                            ------------------------------------
                                              Name: Christian G. Vaccari
                                              Title:   Chief Executive Officer


                                         LEEVAC MARINE, LLC

                                         By: /s/ CHRISTIAN G. VACCARI
                                            ------------------------------------
                                              Name: Christian G. Vaccari
                                              Title:   Chief Executive Officer


                                         HIBERNIA NATIONAL BANK, as Agent

                                         By: /s/ GARY CULBERTSON
                                            ------------------------------------
                                              Name: Gary Culbertson
                                              Title:   Vice President


                                         HIBERNIA NATIONAL BANK, as a Bank

                                         By: /s/ GARY CULBERTSON
                                            ------------------------------------
                                              Name: Gary Culbertson
                                              Title:   Vice President

ACCEPTED AND AGREED TO:

HORNBECK-LEEVAC MARINE
SERVICES, INC.

By: /s/ CHRISTIAN G. VACCARI
   -------------------------------------
       Name:    Christian G. Vaccari
       Title:   Chief Executive Officer


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